Net finance costs	12 Months Ended
Dec. 31, 2018
Net Finance Costs [Abstract]
Net finance costs

7 Net finance costs

Accounting policy

Borrowing costs that are directly attributable to the acquisition, construction or production of an asset that takes a substantial period of time to bring to use are capitalised. All other interest on borrowings is expensed as incurred. The cost of issuing borrowings is generally expensed over the period of borrowing so as to produce a constant periodic rate of charge.

	2018 £m	Restated 2017 £m	Restated 2016 £m
Interest on short-term bank loans, overdrafts and commercial paper	(22)	(10)	(15)
Interest on term debt	(161)	(154)	(161)
Interest on lease liabilities	(14)	(17)	(18)
Total borrowing costs	(197)	(181)	(194)
Losses on loans and derivatives not designated as hedges	(10)	(9)	(15)
Fair value losses on designated fair value hedge relationships	(1)	–	–
Net financing charge on defined benefit pension schemes	(9)	(15)	(14)
Finance costs	(217)	(205)	(223)
Interest on bank deposits	4	3	6
Interest income on net finance lease receivables	2	2	2
Fair value gains on designated fair value hedge relationships	–	1	–
Gains on loans and derivatives not designated as hedges	–	–	2
Finance income	6	6	10
Net finance costs	(211)	(199)	(213)

Losses of £8m (2017: gains of £63m; 2016: losses of £26m) on interest rate derivatives designated as cash flow hedges were recognised in other comprehensive income and accumulated in the hedge reserve, and may be reclassified to the income statement in future periods. Gains of £3m (2017: gains of £65m; 2016: losses of £27m) in total were transferred from the hedge reserve in the period. The movements in 2017 included gains of £78m (2016: losses of £18m) related to foreign exchange movements on debt hedges which were reclassified immediately to the income statement and offset £78m (2016: £18 m gains) of foreign exchange losses on the related debt.